UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 12, 2018

Synthesis Energy Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33522	20-2110031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Three Riverway, Suite 300, Houston, Texas 77056
(Address of Principal Executive Offices) (Zip Code)

(713) 579-0600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 2.02. Results of Operations and Financial Condition.

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

On February 12, 2018, the Company issued an earnings release announcing the financial results for its fiscal second quarter ended December 31, 2017. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

**99.1	Press Release dated February 12, 2018 re results of earnings.

** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synthesis Energy Systems, Inc.

Date: February 12, 2018	By:	/s/ DeLome Fair
DeLome Fair
President and Chief Executive Officer

EXHIBIT INDEX

**99.1	Press Release dated February 12, 2018 re results of earnings.

** Furnished herewith.